Credit Facility and Long-term Debt	12 Months Ended
Dec. 31, 2020
Debt Disclosure [Abstract]
Credit Facility and Long-term Debt	Credit Facility and Long-term Debt
In the normal course of its operations, the Company enters into agreements with financial institutions to obtain secured and unsecured credit facilities.
Credit Agreement. On March 27, 2017, Aspen Holdings and certain of its direct or indirect subsidiaries (collectively, the “Borrowers”) entered into a Second Amended and Restated Credit Agreement (the “Credit Agreement”) with various lenders and Barclays Bank plc, as administrative agent, which amends and restates the Amended and Restated Credit Agreement, dated as of June 12, 2013, among the Company, certain subsidiaries thereof, various lenders and Barclays Bank plc, as administrative agent. The credit facility will be used by the Borrowers to finance the working capital needs of the Company and its subsidiaries, for letters of credit in connection with the insurance and reinsurance businesses of the Company and its subsidiaries and for other general corporate purposes. Initial availability under the credit facility is $200,000,000 and the Company has the option (subject to obtaining commitments from acceptable lenders) to increase the credit facility by up to $100,000,000. The credit facility will expire on March 27, 2022.
As at December 31, 2020, no borrowings were outstanding under the Credit Agreement. The fees and interest rates on the loans and the fees on the letters of credit payable by the Borrowers under the Credit Agreement are based upon the credit ratings for the Company’s long-term unsecured senior debt by S&P and Moody’s. In addition, the fees for a letter of credit vary based upon whether the applicable Borrower has provided collateral (in the form of cash or qualifying debt securities) to secure its reimbursement obligations with respect to such letter of credit.
Under the Credit Agreement, the Company must not permit (a) consolidated tangible net worth to be less than approximately $1,891,000,000 plus 25% of consolidated net income and 25% of aggregate net cash proceeds from the issuance by the Company of its capital stock, in each case after January 1, 2020, (b) the ratio of its total consolidated debt to the sum of such debt plus our consolidated tangible net worth to exceed 35% or (c) any material insurance subsidiary to have a financial strength rating of less than “B++” from A.M. Best. The Credit Agreement contains other customary affirmative and negative covenants, including (subject to various exceptions) restrictions on the ability of the Company and its subsidiaries to incur indebtedness, create or permit liens on their assets, engage in mergers or consolidations, dispose of assets, pay dividends or other distributions, purchase or redeem the Company’s equity securities, make investments and enter into transactions with affiliates. In addition, the Credit Agreement has customary events of default, including (subject to certain materiality thresholds and grace periods) payment default, failure to comply with covenants, material inaccuracy of representation or warranty, bankruptcy or insolvency proceedings, change of control and cross-default to other debt agreements.
Other Credit Facilities.
(i)    On September 20, 2019, Aspen Bermuda and Citibank Europe plc (“Citi Europe”) amended the committed letter of credit facility, dated June 30, 2012, as amended on June 30, 2014, June 30, 2016, June 29, 2018 and June 30, 2020 (the “LOC Facility”). The latest amendment to the LOC Facility extends the term to June 30, 2022. The maximum aggregate amount available under the LOC Facility is $500.0 million. Under the LOC Facility, Aspen Bermuda will pay to Citi Europe (a) a letter of credit fee based on the available amounts of each letter of credit and (b) a commitment fee, which varies based upon usage, on the unutilized portion of the LOC Facility. Aspen Bermuda will also pay interest on the amount drawn by any beneficiary under the LOC Facility at a rate per annum of LIBOR plus 1%  (plus reserve asset costs, if any) from the date of drawing until the date of reimbursement by Aspen Bermuda. In addition, Aspen Bermuda and Citi Europe entered into an uncommitted letter of credit facility whereby Aspen Bermuda has the ability to request letters of credit under this facility subject to the prior approval of Citi Europe. The fee associated with the uncommitted facility is a letter of credit fee based on the available amounts of each letter of credit issued under the uncommitted facility. Both the LOC Facility and the uncommitted facility are used to secure obligations of Aspen Bermuda to its policyholders. In addition to these facilities, we also use regulatory trusts to secure our obligations to policyholders.
The terms of a pledge agreement between Aspen Bermuda and Citi Europe (pursuant to an assignment agreement dated October 11, 2006) dated January 17, 2006, as amended, were also amended on June 30, 2014 to change the types of securities or other assets that are acceptable as collateral under the New LOC Facility. All other agreements relating to Aspen Bermuda’s LOC Facility, which now apply to the LOC Facility with Citi Europe, as previously filed with the SEC, remain in full force and effect. As at December 31, 2020, we had $444.2 million of outstanding collateralized letters of credit under the LOC Facility (December 31, 2019 — $444.2 million).

(ii)    On February 11, 2019, Aspen European and Aspen Holdings (acting as guarantor of Aspen European) entered into a letter of credit facility for the purpose of obtaining a letter of credit in favor of Aspen U.K. for a sum not to exceed $100 million to provide approved regulatory capital for Aspen U.K. A letter of credit was issued in favor of Aspen U.K. for a sum of $100 million which expires on February 11, 2023.

(iii) On November 3, 2020, AUL and Aspen Holdings (acting as guarantor of AUL) entered into a letter of credit facility for the account of AUL to support AUL’s Funds at Lloyd’s requirements. This facility terminates four years from the date of notice from the lender to the beneficiary of the letter of credit, and provides a maximum aggregate amount of up to $40 million. A letter of credit was issued in favor of Lloyd’s for a sum of $40 million.

(iv) On November 25, 2020, AUL and Aspen Holdings (acting as guarantor of AUL) entered into a Funds at Lloyd’s Facility Agreement for the account of AUL pursuant to which the lender provides collateral for the benefit of Lloyd’s to support AUL’s Funds at Lloyd’s requirements. This facility terminates on December 31, 2021, unless extended to December 31, 2022 pursuant to the terms of the facility agreement, and provides that a maximum aggregate amount of up to $80 million may be deposited with Lloyd’s on behalf of AUL. As at December 31, 2020, a FAL deposit of $80 million was made on behalf of AUL under this facility.

(v) On November 30, 2020, AUL and Aspen Bermuda (acting as AUL’s guarantor) entered into a Funds at Lloyd’s Facility Agreement, for the account of AUL, pursuant to which the lender pledges securities for the benefit of Lloyd’s to support AUL’s Funds at Lloyd’s requirements. This facility is for a one year, subject to annual automatic extensions, and provides that a maximum aggregate amount of up to $100 million may be pledged on behalf of AUL. As at December 31, 2020, $100 million in securities were pledged on behalf of AUL under this facility.

The above credit facilities include certain restrictive covenants customary for facilities of this type, including restrictions on indebtedness, consolidated tangible net worth, and minimum financial strength ratings. In addition, the agreements include default covenants, which could require the Company to fully secure the outstanding amounts thereunder and/or result in the Company not being allowed to issue any new letters of credit.

Long-term Debt. On December 15, 2010, the Company closed its offering of $250.0 million 6.00% Senior Notes due December 15, 2020. The net proceeds from this offering, before offering expenses, were $247.5 million. On June 18, 2018, we redeemed $125.0 million of our 6.00% Senior Notes due 2020 resulting in a realized loss, or make-whole payment, of $8.6 million. On September 30, 2019, we redeemed the remaining $125.0 million of our 6.00% Senior Notes due 2020 resulting in a realized loss, or make-whole payment of $5.5 million.
On November 13, 2013, the Company closed its offering of $300.0 million 4.65% Senior Notes due November 15, 2023 (the “2023 Senior Notes”). The net proceeds from the 2023 Senior Notes offering, before offering expenses, were $299.7 million and a portion of the proceeds was used to redeem the then outstanding 2014 Senior Notes. Subject to applicable law, the 2023 Senior Notes will be the senior unsecured obligations of Aspen Holdings and will rank equally in right of payment with all of our other senior unsecured indebtedness from time to time outstanding.
Subject to certain exceptions, so long as any of the senior notes described above remain outstanding, the Company has agreed that neither the Company nor any of its subsidiaries will (i) create a lien on any shares of capital stock of any designated subsidiary (currently Aspen U.K. and Aspen Bermuda, as defined in the Indenture), or (ii) issue, sell, assign, transfer or otherwise dispose of any shares of capital stock of any designated subsidiary. Certain events will constitute an event of default under the Indenture, including default in payment at maturity of any of our other indebtedness in excess of $50.0 million.
The following table summarizes our contractual obligations under long-term debt as at December 31, 2020.

	Payments Due By Period
Contractual Basis	Less than 1 year	1-3 years	3-5 years	More than 5 years	Total
	($ in millions)
Long-term Debt Obligations	$—	$300.0	$—	$—	$300.0
The Senior Notes obligation disclosed above does not include the $14.0 million annual interest payable associated with the Senior Notes or the loan notes issued by Silverton. For more information on Silverton, refer to Note 5, “Variable Interest Entities” of these consolidated financial statements.